UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2012

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)         On November 13, 2012, the board of directors of The Shaw Group Inc. (the Company) approved (i) the appointment of Timothy J. Poché, the Company’s chief accounting officer, as the chief financial officer of the Company’s power segment and (ii) the appointment of James C. Wilems, the Company’s senior director, corporate accounting, as the Company’s interim chief accounting officer and vice president to replace Mr. Poché.  A copy of the press release dated November 19, 2012, announcing these appointments is attached to this Current Report on Form 8-K as Exhibit 99.1.

Effective November 20, 2012, Mr. Poché will cease to serve as chief accounting officer of the Company and assume his new position as chief financial officer of the Company’s power segment, and Mr. Wilems will assume his new position as the Company’s interim chief accounting officer and vice president to replace Mr. Poché.

Mr. Wilems, age 45, joined the Company in 2011 as senior director, corporate accounting.  Prior to joining the Company, he served as senior manager – international financial reporting standards/post-merger integration lead at Accenture PLC, a global management consulting, technology services and outsourcing firm in Atlanta, Georgia from 2010 to 2011.  From 2003 to 2010, Mr. Wilems worked for BDO Seidman, LLP, a global public accounting firm in Atlanta, Georgia, where he served as assurance partner and audit and accounting director from 2005 to 2010.  Mr. Wilems was also director of external reporting from 2001 to 2003 for ENSCO International, Inc., a multi-national, publicly held, oil and gas contract driller and as a senior manager at Arthur Andersen, LLP from 1992 to 2000.  Mr. Wilems graduated from the Center for Internal Auditing at Louisiana State University and is a member of the American Institute of Certified Public Accountants.

Pursuant to the terms and conditions of the Letter Agreement, dated November 19, 2012, by and between the Company and Mr. Wilems, Mr. Wilems will receive a monthly salary of $20,833.33 (equivalent to $250,000 annually) and his incentive plan target will increase to 40% for so long as he remains interim chief accounting officer.

The Letter Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the agreement is qualified in its entirety by reference to such exhibit.

As previously announced, the Company has a merger pending with Chicago Bridge & Iron Company N.V. (CB&I).  CB&I has not finalized any arrangements with current executive officers of the Company with respect to their employment by the combined company.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Exhibit Name
10.1	Letter Agreement dated as of November 19, 2012 by and between the Company and James C. Wilems.

99.1	Press release, dated November 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.

		By:	/s/ John Donofrio

John Donofrio
Executive Vice President, General Counsel
and Corporate Secretary
(authorized signatory)

Date:	November 19, 2012

THE SHAW GROUP INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Name
10.1	Letter Agreement dated as of November 19, 2012 by and between the Company and James C. Wilems.

99.1	Press release, dated November 19, 2012.